AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
September 2016

For the month of September 2016, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.39% and a net return of 0.35%. Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -0.06% for the month.

September gross relative performance: 0.45%

Performance for periods ended September 30, 2016 (Returns for periods exceeding one year are annualized)
	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	5.42%	4.80%	4.57%	3.55%	5.19%
HIT Total Net Rate of Return	5.09%	4.36%	4.12%	3.11%	4.74%
Barclays Capital Aggregate Bond Index	5.80%	5.19%	4.03%	3.08%	4.79%
The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

•	The HIT’s ongoing yield advantage over the Barclays Aggregate.
•	Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio. Spreads to Treasuries tightened on most products, with FHA/Ginnie Mae multifamily permanent and construction/permanent loan certificates both tightening by 6 basis points (bps) and Fannie Mae DUS securities showing mixed performance. More callable structured DUS bonds outperformed vanilla bullet structures with spreads to Treasuries tightening by 6 bps. The benchmark Fannie Mae 10/9.5 contracted by 1 bps, while the shorter term 5/4.5 structure widened by 2 bps. The HIT had 24.9% of its portfolio invested in DUS securities across various structures at the end of September.
•	Performance by structured Ginnie Mae REMICs in the HIT’s portfolio, whose spreads to Treasuries tightened by 7 bps. These structured securities comprised 16.5% of the HIT at September 30, but are not represented in the Barclays Aggregate.
•	Performance by corporate bonds, the worst performing major sector in the Barclays Aggregate – posting an excess return of -3 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 26.0% of the index as of September 30, 2016.
•	The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 7, -16, -17, and 2 bps,
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AFL-CIO HOUSING INVESTMENT TRUST	September 2016 Performance Commentary

respectively. The HIT has an overweight with respect to the index in high credit quality investments. Approximately 96% of the HIT portfolio had a AAA profile or carried a government or government-sponsored enterprise guarantee compared to approximately 70% for the Barclays Aggregate at the end of September.

Negative contributions to the HIT’s performance included:

•	Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the best performing major sector in the index with excess returns of 19 bps. The HIT was underweight to this sector with a 14.5% allocation versus 27.5% in the Barclays Aggregate as of September 30, 2016.

September 2016 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.13%	0	6.39
Agencies	-0.16%	-19	4.21
Single family agency MBS (RMBS)	0.28%	18	2.50
Corporates	-0.25%	-3	7.52
Commercial MBS (CMBS)	-0.21%	-35	5.54
Asset-backed securities (ABS)	0.26%	14	2.33
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	8/31/16	09/30/16	Change
1 Month	0.269%	0.183%	-0.086%
3 Month	0.330%	0.274%	-0.056%
6 Month	0.457%	0.432%	-0.025%
1 Year	0.591%	0.585%	-0.005%
2 Year	0.805%	0.762%	-0.043%
3 Year	0.922%	0.875%	-0.047%
5 Year	1.198%	1.149%	-0.048%
7 Year	1.455%	1.422%	-0.033%
10 Year	1.580%	1.594%	0.014%
30 Year	2.232%	2.315%	0.083%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.

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